EXHIBIT 4.4

















                           RESTATED RIGHTS AGREEMENT

                                  ----------

                                WORLDCOM, INC.

                                      and

                             THE BANK OF NEW YORK

                                 Rights Agent

                                  ----------

                           Dated as of June 7, 2001

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                             Table of Contents

                                                                        Page

Section 1.  Certain Definitions............................................2
Section 2.  Appointment of Rights Agent....................................6
Section 3.  Issue of Right Certificates....................................6
Section 4.  Form of Right Certificates.....................................8
Section 5.  Countersignature and Registration..............................8
Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen
            Right Certificates.............................................9
Section 7.  Exercise of Rights; Purchase Price; Expiration Date
            of Rights......................................................9
Section 8.  Cancellation and Destruction of Right Certificates............11
Section 9.  Reservation and Availability of Shares of
            Preferred Stock...............................................12
Section 10. Preferred Stock Record Date...................................12
Section 11. Adjustment of Purchase Price, Number of Shares or
            Number of Rights..............................................13
Section 12. Certificate of Adjusted Purchase Price or Number
            of Shares.....................................................20
Section 13. Consolidation, Merger or Sale or Transfer of Assets
            or Earnings Power.............................................20
Section 14. Fractional Rights and Fractional Shares.......................22
Section 15. Rights of Action..............................................24
Section 16. Agreement of Right Holders....................................24
Section 17. Right Certificate Holder Not Deemed a Stockholder.............25
Section 18. Concerning the Rights Agent...................................25
Section 19. Merger or Consolidation or Change of Name of
            Rights Agent..................................................25
Section 20. Duties of Rights Agent........................................26
Section 21. Change of Rights Agent........................................28
Section 22. Issuance of New Right Certificates............................28
Section 23. Redemption and Termination....................................29
Section 24. Exchange......................................................30
Section 25. Notice of Proposed Actions....................................31
Section 26. Notices.......................................................32
Section 27. Supplements and Amendments....................................32
Section 28. Successors....................................................33
Section 29. Benefits of This Agreement....................................33
Section 30. Severability..................................................33
Section 31. Governing Law.................................................33
Section 32. Counterparts..................................................33
Section 33. Descriptive Headings..........................................33




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                           RESTATED RIGHTS AGREEMENT

          This Agreement, dated as of June 7, 2001 is entered into between WorldCom, Inc., a Georgia corporation (the "Company") and The Bank of New York (the "Rights Agent", which term shall include any successor Rights Agent hereunder).

                              W I T N E S S E T H

          WHEREAS, the Company and the Rights Agent entered into a Rights Agreement dated as of August 25, 1996, which was amended on May 22, 1997, ("Existing Rights Agreement");

          WHEREAS, the Board of Directors of the Company has approved and recommended to its shareholders a recapitalization proposal that would create two new series of common stock (the "Recapitalization Proposal");

          WHEREAS, the Board of Directors of the Company has authorized and declared a dividend distribution of (i) one preferred share purchase right ("WorldCom Right"), representing the right to purchase one one-thousandth of a share of Series 4 Junior Participating Preferred Stock having the rights, powers and preferences set forth in the form of Articles of Amendment attached hereto as Exhibit A, for each share of WorldCom Group Stock issued at the Effective Date and (ii) one preferred share purchase right ("MCI Right", together with the WorldCom Right, the "Rights"), representing the right to purchase one one-thousandth of a share of Series 5 Junior Participating Preferred Stock having the rights, powers and preferences set forth in the form of Articles of Amendment attached hereto as Exhibit A, for each share of MCI Group Stock issued at the Effective Date;

          WHEREAS, the Board of Directors of the Company has further authorized and directed the issuance of one Right with respect to each share of Common Stock (as defined below) which shall be issued and become outstanding between the Effective Date and the Distribution Date (as such term is defined in Section 3 hereof);

          WHEREAS, the Company desires to appoint the Rights Agent to act as provided herein, and the Rights Agent is willing to so act; and

          WHEREAS, in order to consummate the Recapitalization Proposal, the Existing Rights Agreement shall be amended and restated as provided hereby and as of the date hereof, the preferred share purchase right issued under the Existing Rights Agreement shall be changed into the Rights issued under this Agreement;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree that, as of the date hereof, the Existing Rights Agreement shall be and hereby is amended and restated in its entirety to read as follows:


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          Section 1. Certain Definitions. For purposes of this Agreement, the following terms have the meanings indicated:

          (a) "Acquiring Person" means any Person (as hereinafter defined) who or which, together with all Affiliates (as hereinafter defined) and Associates (as hereinafter defined) of such Person, without the Prior Written Approval of the Company (as hereinafter defined), shall be the Beneficial Owner (as hereinafter defined) of securities of the Company constituting 15% or more of the Voting Power (as hereinafter defined) of the Company or was such a Beneficial Owner at any time after the date hereof, whether or not such Person continues to be the Beneficial Owner of securities representing 15% or more of the Voting Power of the Company, but shall not include (i) the Company, any Subsidiary of the Company, any employee benefit plan or compensation arrangement of the Company or any Subsidiary of the Company, or any entity holding securities of the Company to the extent organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or compensation arrangement or
(ii) any Person who or which, together with all Affiliates and Associates of such Person, inadvertently may become the Beneficial Owner of securities of the Company representing 15% or more of the Voting Power of the Company or otherwise becomes such a Beneficial Owner without a plan or intention to acquire control of the Company, so long as such Person, individually or together with the Affiliates and Associates of such Person, promptly enters into, and deliver to the Company, an irrevocable commitment promptly to divest, and thereafter promptly divests (without exercising or retaining any power, including voting, with respect to such securities), sufficient securities of the Company so that such Person, together with all Affiliates and Associates of such Person, ceases to be the Beneficial Owner of 15% or more of the Voting Power of the Company. Notwithstanding the foregoing, (x) no Person shall become an "Acquiring Person" as the result of an acquisition of voting securities of the Company by the Company which, by reducing the amount of such securities outstanding, increases the proportionate voting power of such securities beneficially owned by such Person to 15% or more of the Voting Power; provided, however, that if a Person becomes the Beneficial Owner of securities constituting 15% or more of the Voting Power by reason of purchases by the Company and shall, after such purchases by the Company, become the Beneficial Owner of any additional voting securities of the Company without the Prior Written Approval of the Company, then such Person shall be deemed to be an Acquiring Person; and (y) no Person shall become an "Acquiring Person" as the result of a change in the current market price (as defined in Section 11(f) hereof) of either WorldCom Group Stock or MCI Group Stock that, increases the proportionate voting power of such securities beneficially owned by such Person to 15% or more of the Voting Power; provided, however, that if a Person becomes the Beneficial Owner of securities constituting 15% or more of the Voting Power by reason of a change in the current market price of either WorldCom Group Stock or MCI Group Stock and shall, after such change in the current market price, become the Beneficial Owner of any additional voting securities of the Company without the Prior Written Approval of the Company, then such Person shall be deemed to be an Acquiring Person.

          (b) "Affiliate" and "Associate" have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date hereof.



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          (c) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own", any securities:

          (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly as determined pursuant to Rule 13d-3 of the General Rules and Regulations under the Exchange Act, as in effect on the date hereof;

          (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise, provided, however, that a Person shall not be deemed the "Beneficial Owner" of securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for payment or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding, provided, however, that a Person shall not be deemed the "Beneficial Owner" of any security under this clause (B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations under the Exchange Act and (2) is not also then reportable by such person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

          (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy or consent as described in clause (B) of subparagraph (ii) of this paragraph (c)) or disposing of any securities of the Company.

          Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Company, means the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.

          (d) "Board of Directors" means the Board of Directors of the Company as constituted from time to time.

          (e) "Business Day" means any day other than a Saturday, Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.



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          (f) "Close of business" on any given date means 5:00 P.M., Clinton,
Mississippi time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 P.M., Clinton, Mississippi time, on the next succeeding Business Day.

          (g) "Common Stock", when used in reference to the Company, means WorldCom Group Stock and/or MCI Group Stock as the context requires. "Common Stock" when used with reference to any Person other than the Company means the capital stock with the greatest Voting Power of such Person or the equity securities or other equity interest having power to control or direct the management of such Person or, if such Person is a Subsidiary (as hereinafter defined) of another Person, of the Person which ultimately controls such first-mentioned Person and which has issued and outstanding such capital stock, equity securities or equity interests.

          (h) "Distribution Date" has the meaning set forth in Section 3 hereof.

          (i) "Effective Date" means the date upon which the Recapitalization Proposal is consummated.

          (j) "Existing Common Stock" means Common Stock, par value $.01 per share, of the Company issued and outstanding prior to the consummation of the Recapitalization Proposal.

          (k) "Expiration Date" has the meaning set forth in Section 7(a) hereof.

          (l) "Final Expiration Date" has the meaning set forth in Section 7(a) hereof.

          (m) "Holder" has the meaning set out in the WorldCom Option
Agreement.

          (n) "MCI Group Stock" means WorldCom, Inc.--MCI Group Common Stock, a series of Common Stock having a par value of $.01 per share.

          (o) "MCI Right" has the meaning set forth in the preamble to this Agreement.

          (p) "MCI Right Certificate" has the meaning set forth in Section 3(a) hereof.

          (q) "Person" means any individual, firm, corporation, partnership or other entity, and shall include any successor (by merger or otherwise) of any such entity.

          (r) "Preferred Stock" means the Series 4 Preferred Stock and/or the Series 5 Preferred Stock, as the context requires.

          (s) "Prior Written Approval of the Company" means prior express written consent of the Company to the actions in question, executed on behalf of the Company by a duly authorized officer of the Company following express approval by action of at least a majority of the members of the Board of Directors then in office.

          (t) "Purchase Price" means the Series 4 Purchase Price and/or the Series 5 Purchase Price, as the context requires.

          (u) "Redemption Price" has the meaning set forth in Section 23(a) hereof.



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          (v) "Right Certificates" has the meaning set forth in Section 3(a)
hereof.

          (w) "Rights" has the meaning set forth in the preamble to this Agreement.

          (x) "Section 11(b) Event" has the meaning set forth in Section 11(b) hereof.

          (y) "Section 13 Event" means an event described in clauses (x), (y) or (z) of Section 13(a) hereof.

          (z) "Series 4 Preferred Stock" means the Series 4 Junior Participating Preferred Stock, $.01 par value, of the Company having the rights and preferences set forth in the form of Articles of Amendment attached hereto as Exhibit A.

          (aa) "Series 5 Preferred Stock" means the Series 5 Junior Participating Preferred Stock, $.01 par value, of the Company having the rights and preferences set forth in the form of Articles of Amendment attached hereto as Exhibit A.

          (bb) "Series 4 Purchase Price" has the meaning in Section 7(b) hereof.

          (cc) "Series 5 Purchase Price" has the meaning in Section 7(b) hereof.

          (dd) "Stock Acquisition Date" means the earlier of (i) the first date of public announcement by the Company or an Acquiring Person that a Person has become an Acquiring Person, or (ii) the date on which the Company first has notice, direct or indirect, or otherwise determines that a Person has become an Acquiring Person.

          (ee) "Subsidiary" means, with respect to any Person, any other Person of which securities or other ownership interests having ordinary Voting Power, in the absence of contingencies, to elect a majority of the board of directors (or other persons performing similar functions) of such other Person are at the time directly or indirectly owned by such Person or one or more of such Person's Subsidiaries, except that "Subsidiary" when used with reference to the Company shall mean any Person of which either a majority of the Voting Power of the voting equity securities or a majority of the equity interests is owned, directly or indirectly, by the Company.

          (ff) "Voting Power" means the voting power of all securities of a Person then outstanding generally entitled to vote for the election of directors of the Person (or, where appropriate, for the election of persons performing similar functions).

          (gg) "WorldCom Group Stock" means WorldCom, Inc.--WorldCom Group Common Stock, a series of Common Stock having a par value of $.01 per share.

          (hh) "WorldCom Right" has the meaning set forth in the preamble to this Agreement.

          (ii) "WorldCom Right Certificate" has the meaning set forth in
Section 3(a) hereof.



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          Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. The Company shall promptly send written notice to the Rights Agent of any such appointment. In the event the Company appoints one or more Co-Rights Agents, the respective duties of the Rights Agents and any Co-Rights Agents shall be as the Company shall determine.

          Section 3. Issue of Right Certificates.

          (a) Until the earlier of (i) the close of business on the tenth Business Day after the Stock Acquisition Date or (ii) the close of business on the tenth Business Day (or such later date as may be determined by action of the Board of Directors but in no event later than the tenth Business Day after such time as any Person becomes an Acquiring Person) after the date that a tender or exchange offer by any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan or compensation arrangement of the Company or of any Subsidiary of the Company, or any entity holding securities of the Company to the extent organized, appointed or established by the Company or any Subsidiary of the Company for or pursuant to the terms of any such employee benefit plan or compensation arrangement) is first published or sent or given within the meaning of Rule 14d-2(a) of the General Rules and Regulations under the Exchange Act, without the Prior Written Approval of the Company, which tender or exchange offer would result in any Person becoming the Beneficial Owner of Voting Power aggregating 15% or more of the outstanding Voting Power (including any such date which is after the date of this Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the "Distribution Date"), (y) each WorldCom Right and each MCI Right will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates representing shares of WorldCom Group Stock and MCI Group Stock, respectively, registered in the names of the holders of WorldCom Group Stock and MCI Group Stock, respectively, (which certificates for WorldCom Group Stock and MCI Group Stock shall be deemed also to be WorldCom Right Certificates and MCI Rights Certificates, respectively) and not by separate Right Certificates, as more fully set forth below, and (z) the WorldCom Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying shares of WorldCom Group Stock and the MCI Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying shares of MCI Group Stock, as more fully set forth below. As soon as practicable after the Company has notified the Rights Agent of the occurrence of the Distribution Date, the Company shall prepare and execute, and the Rights Agent shall countersign and send, by first-class, insured, postage prepaid mail, to each record holder of Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, a right certificate, in substantially the form of Exhibit B hereto (the "WorldCom Right Certificate"), evidencing one WorldCom Right for each share of WorldCom Group Stock so held, subject to adjustment as provided herein, and a right certificate, in substantially the form of Exhibit C hereto (the "MCI Right Certificate", together with the WorldCom Right Certificate, the "Right Certificates"), evidencing one MCI Right for each share of MCI Group Stock so held,


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subject to adjustment as provided herein. As of and after the Distribution
Date, the Rights will be evidenced solely by such Right Certificates.

          (b) Until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), the Rights will be evidenced by such certificates for the Common Stock registered in the names of the holders of the Common Stock and the registered holders of the Common Stock shall also be registered holders of the associated Rights. Until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), the surrender for transfer of any of the certificates for the Common Stock outstanding in respect of which Rights have been issued shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

          (c) Certificates for the Common Stock issued prior to the earlier of the Distribution Date or the redemption, expiration or termination of the Rights shall be deemed also to be certificates for Rights and shall have impressed, printed or written on, or otherwise affixed to them the following legend:

          This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Restated
          Rights Agreement dated as of June 7, 2001 between WorldCom, Inc. (the "Company") and The Bank of New York (the "Rights Agreement"), as it may from time to time be supplemented or amended, the terms of which are incorporated herein by reference and a copy of which is on file at the principal executive offices of the Company. Under certain circumstances, as set forth in the Rights Agreement, such Rights may expire or may be redeemed, exchanged or be evidenced by separate certificates and no longer be evidenced by this certificate. The Company will mail to the holder of this certificate a copy of the Rights Agreement without charge promptly after receipt of a written request therefor. Under certain circumstances, Rights issued to or held by Acquiring Persons or their Affiliates or Associates (as defined in the Rights Agreement) and any subsequent holder of such Rights may become null and void.

          With respect to such certificates containing the foregoing legend, until the Distribution Date (or the earlier redemption, expiration or termination of the Rights), the Rights associated with Common Stock represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with Common Stock represented by such certificates.

          In the event that the Company purchases or acquires any Common Stock prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any Rights associated with shares of Common Stock which are no longer outstanding.



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          Section 4. Form of Right Certificates.

          (a) The Right Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall be in substantially the same form as Exhibit B hereto for the WorldCom Rights and Exhibit C hereto for the MCI Rights and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law, rule or regulation or with any rule or regulation of any stock exchange on which the Rights may from time to time be listed, or to conform to customary usage. Subject to the provisions of Section 11 and Section 22 hereof, the Right Certificates, whenever issued, shall be dated as of the Effective Date, and on their face shall entitle the holders thereof to purchase such number of one one-thousandths of a share of Preferred Stock as shall be set forth therein at the price per one one-thousandth of a share as set forth therein, but the number and identity of such shares and the Purchase Price shall be and remain subject to adjustment as provided in Sections 11, 13 and 22 hereof.

          (b) Any Right Certificate issued pursuant to Section 3(a) hereof that represents Rights beneficially owned by an Acquiring Person or any Associate or Affiliate thereof and any Right Certificate issued at any time upon the transfer of any Rights to an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate, and any Right Certificate issued pursuant to Section 6 hereof,
Section 11 hereof or Section 22 hereof upon transfer, exchange, replacement or adjustment of any other Right Certificate referred to in this sentence, shall contain (to the extent feasible) the following legend:

          The Rights represented by this Right Certificate were issued to a Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person. This Right Certificate and the Rights represented hereby are void in the circumstances specified in Section 7(e) of the Rights Agreement.

          The failure to print the foregoing legend on any such Right Certificate or any defect therein shall not affect in any manner whatsoever the application or interpretation of the provisions of Section 7(e) hereof.

          Section 5. Countersignature and Registration.

          (a) The Right Certificates shall be executed on behalf of the Company by its Chairman of the Board, its President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be countersigned manually or by facsimile signature by the Rights Agent or the registrar or co-registrar for the Common Stock (the "Registrar") and shall not be valid for any purpose unless so countersigned. In case any officer of the Company whose manual or facsimile signature is affixed to the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent or the Registrar and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent or the Registrar, issued and delivered with the same force


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

and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company. Any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

          (b) Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its stockholder services office or such other office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates, the certificate number of each of the Right Certificates and the date of each of the Right Certificates.

          Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the Expiration Date (as such term is defined in Section 7(a) hereof), any Right Certificate or Right Certificates may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of shares of Preferred Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the stockholder services office of the Rights Agent or such office designated for such purpose. Thereupon, the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

          Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

          Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

          (a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the stockholder services office of the Rights Agent or such office designated for such purpose, together with payment of the applicable Purchase Price for each one one-thousandth of a share of Series 4 Preferred Stock, in


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

the case of a WorldCom Right, and one one-thousandth of a share of Series 5 Preferred Stock, in the case of a MCI Right, as to which the Rights are exercised, at or prior to the close of business on the Expiration Date. The "Expiration Date", as used in this Agreement, shall be the earliest of (i) the Final Expiration Date (as defined below), (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, or (iii) the time at which the Rights are exchanged as provided in Section 24 hereof. The "Final Expiration Date," as used in this Agreement, shall be September 6, 2001. The Final Expiration Date of this Agreement shall not be extended beyond September 6, 2001, unless such extension has been approved by the affirmative vote of the holders of a majority of the votes entitled to be cast with respect thereto by all voting groups entitled to vote thereon, voting as a single class, at a meeting at which a quorum of such shareholders is represented.

          (b) The purchase price ("Series 4 Purchase Price") for each one one-thousandth of a share of Series 4 Preferred Stock pursuant to the exercise of a WorldCom Right shall initially be equal to $160.00 multiplied by a fraction, the numerator of which is the opening price of WorldCom Group Stock on the first day such stock is traded after the consummation of the Recapitalization Proposal and the denominator of which is the closing price of Existing Common Stock on the last day of trading prior to the consummation of the Recapitalization Proposal. The purchase price ("Series 5 Purchase Price") for each one one-thousandth of a share of Series 5 Preferred Stock pursuant to the exercise of a MCI Right shall initially be equal to the difference between $160.00 and the Series 4 Purchase Price. The Purchase Price shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below. The opening price shall be the first sale price, regular way, or in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") National Market System. The closing price shall be the last sale price, regular way, or in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported by the Nasdaq National Market System.

          (c) Upon receipt of a Right Certificate, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for each one one-thousandth of a share of Preferred Stock to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of the Rights pursuant hereto in accordance with Section 9 hereof by certified check, bank draft or money order payable to the order of the Company or the Rights Agent, the Rights Agent shall, subject to Section 20(k) hereof, thereupon promptly (i) either (A) requisition from any transfer agent of the shares of Preferred Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Preferred Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company, in its sole discretion, shall have elected to deposit the shares of Preferred Stock issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing such number of one one-thousandths of a share of Preferred Stock as are to be purchased (in which case certificates for the shares of Preferred Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with all such requests, (ii) promptly after receipt of such certificates or depositary receipts cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, (iii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof,
(iv) after receipt of any such cash, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate, (v) when appropriate, requisition from the Company the amount of cash or securities issuable upon exercise of a Right pursuant to the adjustment provisions of
Section 11 or the exchange provisions of Section 24, and (vi) after receipt of any such cash or securities, promptly deliver such cash or securities to or upon the order of the registered holder of such Right Certificate, of any such cash or securities.

          (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

          (e) Notwithstanding anything in this Agreement to the contrary, upon the first occurrence of a Section 11(b) Event or a Section 13 Event, any Rights that are or were at any time on or after the earlier of the Stock Acquisition Date or the Distribution Date beneficially owned by an Acquiring Person or any Associate or Affiliate of an Acquiring Person shall become void with respect to the rights provided under Section 11(b), Section 13(a) and
Section 24 hereof and any holder of such Rights shall thereafter have no right to exercise such Rights under the provisions of Section 11(b) and Section 13(a) hereof, or to receive any Common Stock in exchange therefor pursuant to the provisions of Section 24 hereof.

          (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the certificate contained in the appropriate form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise shall have been properly completed and duly executed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

          Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

          Section 9. Reservation and Availability of Shares of Preferred
Stock.

          (a) The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Preferred Stock or its authorized and issued shares of Preferred Stock held in its treasury, the number of shares of Preferred Stock that will be sufficient to permit the exercise in full of all outstanding Rights and, after the occurrence of a Section 11(b) Event or a Section 13 Event, shall so reserve and keep available a sufficient number of shares of Preferred Stock, Common Stock and/or other securities which may be required to permit the exercise in full of the Rights pursuant to this Agreement.

          (b) The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Preferred Stock and/or other securities delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares or other securities (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares or securities.

          (c) The Company shall use its best efforts to (i) file, as soon as practicable following the first occurrence of an event which would establish the Distribution Date, a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the securities purchasable upon exercise of the Rights on an appropriate form, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities
Act) until the Expiration Date The Company will also take such action as may be appropriate under the "blue sky laws" of the various states.

          (d) The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any shares of Preferred Stock and/or other securities upon the exercise of Rights. The Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer involved in the transfer or delivery of Right Certificates or the issuance or delivery of certificates or depositary receipts for Preferred Stock and/or other securities in a name other than that of the registered holder of the Right Certificate evidencing Rights surrendered for exercise, nor shall the Company be required to issue or deliver any certificates or depositary receipts for shares of Preferred Stock and/or other securities upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

          Section 10. Preferred Stock Record Date. Each person (other than the Company) in whose name any certificate for Series 4 Preferred Stock or Series 5 Preferred Stock (or other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Stock (or other securities) represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the Preferred Stock (or other securities) transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Stock (or other securities) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

          Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Series 4 Purchase Price or the Series 5 Purchase Price, as the case may be, the number and identity of shares covered by each WorldCom Right or MCI Right, as the case may be, and the number of WorldCom Rights or MCI Rights, as the case may be, outstanding are subject to adjustment from time to time as provided in this Section 11.

          (a) In the event the Company shall at any time after the date of this Agreement (i) declare a dividend on the Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, payable in shares of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, (ii) subdivide the outstanding Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, (iii) combine the outstanding Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, into a smaller number of shares or (iv) issue any shares of its capital stock in a reclassification of the Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this Section 11, the Series 4 Purchase Price or Series 5 Purchase Price, as the case may be, in effect at the time of the record date for such dividend or the time of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock, including Preferred Stock, issuable upon exercise of a WorldCom Right or MCI Right, as the case may be, shall be proportionately adjusted so that the holder of any WorldCom Right or MCI Right, as the case may be, exercised after such time, upon payment of the aggregate consideration such holder would have had to pay to exercise such WorldCom Right or MCI Right, as the case may be, prior to such time, shall be entitled to receive the aggregate number and kind of shares of capital stock, including Preferred Stock, which, if such WorldCom Right or MCI Right, as the case may be, had been exercised immediately prior to such date and at a time when the Preferred Stock transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification.

          (b) In the event any Person shall become an Acquiring Person ("Section 11(b) Event"), then proper provision shall be made so that each holder of a Right, subject to Section 7(e) and Section 24 hereof and except as provided below, shall after the later of the occurrence of such event and the effective date of an appropriate registration statement pursuant to Section 9 hereof, have a right to receive, upon exercise thereof at the then current Purchase Price, multiplied by the then number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable, in accordance with the terms of this Agreement, in lieu of shares of Preferred Stock, such number of shares of WorldCom Group Stock or MCI Group Stock, as the case may be, as shall equal the result obtained by (y) multiplying the then current Series 4 Purchase Price or Series 5 Purchase Price, as the case may be, by the then number of one one-thousandths of a share of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, for which a Right is then exercisable and dividing that product by (z) 50% of the current market price per one share of WorldCom Group Stock or MCI Group Stock, as the case may be (determined pursuant to Section 11(f) hereof on the date of the occurrence of the Section 11(b) Event) (such number of shares being referred to as the "number of Adjustment Shares").

          (c) In the event that there shall not be sufficient shares of WorldCom Group Stock or MCI Group Stock, as the case may be, issued but not outstanding or authorized but unissued to permit the exercise in full of the Rights in accordance with the foregoing Section 11(b), and the Rights become so exercisable, notwithstanding any other provision of this Agreement, to the extent necessary and permitted by applicable law and any agreements in effect on the date hereof to which the Company is a party, each Right shall thereafter represent the right to receive, upon exercise thereof at the then current Series 4 Purchase Price or the Series 5 Purchase Price, as the case may be, multiplied by the then number of one one-thousandths of a share of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, for which a Right is then exercisable, in accordance with the terms of this Agreement, a number of shares, or units of shares, of (y) WorldCom Group Stock or MCI Group Stock, as the case may be, and (z) preferred stock (or other equity securities) of the Company, including, but not limited to Preferred Stock, equal in the aggregate to the number of Adjustment Shares where the Board of Directors shall have in good faith deemed such shares or units, other than the shares of Common Stock, to have at least the same value and voting rights as the Common Stock (a "common stock equivalent"); provided, however, if there are unavailable sufficient shares (or fractions of shares) of WorldCom Group Stock or MCI Group Stock, as the case may be, and/or common stock equivalents, then the Company shall take all such action as may be necessary to authorize additional shares of WorldCom Group Stock or MCI Group Stock, as the case may be, or common stock equivalents for issuance upon exercise of the Rights, including the calling of a meeting of stockholders; and provided, further, that if the Company is unable to cause sufficient shares of WorldCom Group Stock or MCI Group Stock, as the case may be, and/or common stock equivalents to be available for issuance upon exercise in full of the Rights, then the Company, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date thereof to which it is a party, shall make provision to pay an amount in cash equal to twice the Series 4 Purchase Price or Series 5 Purchase Price (as adjusted pursuant to this Section 11), as the case may be, in lieu of issuing shares of WorldCom Group Stock or MCI Group Stock, as the case may be, and/or common stock equivalents. To the extent that the Company determines that some action needs to be taken pursuant to this Section 11(c), the Board of Directors by action of at least a majority of its members then in office may suspend the exercisability of the Rights for a period of up to sixty (60) days following the date on which the Section 11(b) Event shall have occurred, in order to decide the appropriate form of distribution to be made pursuant to this
Section 11(c) and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended. The Board of Directors may, but shall not be required to, establish procedures to allocate the right to receive Common Stock and common stock equivalents upon exercise of the Rights among holders of Rights, which such allocation may be, but is not required to be, pro-rata.

          (d) If the Company shall fix a record date for the issuance of rights or warrants to all holders of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, entitling them (for a period expiring within 90 calendar days after such record date) to subscribe for or purchase Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be (or securities having the same or more favorable rights, privileges and preferences as the Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be ("equivalent preferred stock")) or securities convertible into Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, or equivalent preferred stock, at a price per share of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, or per share of equivalent preferred stock or having a conversion or exercise price per share, as the case may be, less than the current market price (as defined in Section 11(f) hereof) per share of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, on such record date, the Series 4 Purchase Price or Series 5 Purchase Price, as the case may be, to be in effect after such record date shall be determined by multiplying the Series 4 Purchase Price or Series 5 Purchase Price, as the case may be, in effect immediately prior to such date by a fraction, the numerator of which shall be the number of shares of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, outstanding on such record date plus the number of shares of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, which the aggregate offering price of the total number of shares of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, or equivalent preferred stock to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price, and the denominator of which shall be the number of shares of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, outstanding on such record date plus the number of additional shares of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, and/or equivalent preferred stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration, part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by a majority of the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent. Shares of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Series 4 Purchase Price or Series 5 Purchase Price, as the case may be, shall be adjusted to be the Series 4 Purchase Price or Series 5 Purchase Price, as the case may be, which would then be in effect if such record date had not been fixed.

          (e) If the Company shall fix a record date for the making of a distribution to all holders of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), assets (other than a dividend payable in Preferred Stock, but including any dividend payable in stock other than Preferred Stock) or convertible securities, subscription rights or warrants (excluding those referred to in Section 11(d) hereof), the Series 4 Purchase Price or Series 5 Purchase Price, as the case may be, to be in effect after such record date shall be determined by multiplying the Series 4 Purchase Price or Series 5 Purchase Price, as the case may be, in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as defined in Section 11(f) hereof) for one share of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, on such record date less the fair market value (as determined in good faith by a majority of the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent) of the portion of the assets or evidences of indebtedness so to be distributed or of such convertible securities, subscription rights or warrants applicable to one share of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, and the denominator of which shall be such current market price for one share of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Series 4 Purchase Price or Series 5 Purchase Price, as the case may be, shall again be adjusted to be the Series 4 Purchase Price or Series 5 Purchase Price, as the case may be, which would then be in effect if such record date had not been fixed.

          (f) (i) For the purpose of any computation hereunder, the "current market price" of any security (a "Security" for purposes of this Section 11(f)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as hereinafter defined) immediately prior to such date; provided, however, that in the event that the current market price per share of such Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into shares of such Security or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current market price" shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, as reported by the Nasdaq National Market System, or if the Security is not listed or admitted to trading on any national securities exchange or included in the Nasdaq National Market System, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by a majority of the Board of Directors. If on any such date no market maker is making a market in the Security, the fair value of such Security on such date as determined in good faith by a majority of the Board of Directors shall be used. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange a day on which the Nasdaq National Market System is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange or included in the Nasdaq National Market System, a Business Day. If the Security is not publicly held or not so listed or traded, "current market price" shall mean the fair value as determined in good faith by a majority of the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent.

          (ii) For the purpose of any computation hereunder, the "current market price" per share (or one one-thousandth of a share) of Preferred Stock shall be determined in the same manner as set forth above for the Common Stock in clause (i) of this Section 11(f) (other than the last sentence thereof). If the current market price per share (or one one-thousandth of a share) of Preferred Stock cannot be determined in the manner provided above or if the Preferred Stock is not publicly held or listed or traded in a manner described in clause (i) of this Section 11(f), the "current market price" per share of Preferred Stock shall be conclusively deemed to be an amount equal to 1,000 (as such number may be appropriately adjusted for such events as stock splits, stock dividends and recapitalizations with respect to the Common Stock occurring after the date of this Agreement) multiplied by the current market price per share of the WorldCom Group Stock or MCI Group Stock, as the case may be, and the "current market price" per one one-thousandth of a share of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, shall be equal to the current market price per share of the WorldCom Group Stock or MCI Group Stock, as the case may be, (as appropriately adjusted). If neither the Common Stock nor the Preferred Stock is publicly held or so listed or traded, "current market price" per share shall mean the fair value per share as determined in good faith by the Board of Directors, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

          (g) No adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(g) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share, as the case may be. Notwithstanding the first sentence of this
Section 11(g), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

          (h) In the event that at any time, as a result of an adjustment made pursuant to Section 11(a) or (b) hereof, the holder of any Right shall be entitled to receive upon exercise of such Right any shares of capital stock of the Company other than shares of Preferred Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in Section 11(a) through (e) hereof, inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 hereof with respect to the shares of Preferred Stock shall apply on like terms to any such other shares.

          (i) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths of a share of Preferred Stock or other capital stock of the Company purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment of the Purchase Price.

          (j) Unless the Company shall have exercised its election as provided in Section 11(k) hereof, upon each adjustment of the Series 4 Purchase Price or Series 5 Purchase Price, as the case may be, as a result of the calculations made in Section 11(d) and (e) hereof, each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths of a share of Series 4 Preferred Stock or Series 5 Preferred Stock (calculated to the nearest hundred-thousandth), as the case may be, obtained by (i) multiplying (A) the number of one one-thousandths of a share of Series 4 Preferred Stock or Series 5 Preferred Stock covered by a WorldCom Right or MCI Right, as the case may be, immediately prior to the adjustment by (B) the Series 4 Purchase Price or Series 5 Purchase Price, as the case may be, in effect immediately prior to such adjustment of the Series 4 Purchase Price or Series 5 Purchase Price, as the case may be, and (ii) dividing the product so obtained by the Series 4 Purchase Price or Series 5 Purchase Price, as the case may be, in effect immediately after such adjustment of the Series 4 Purchase Price or Series 5 Purchase Price, as the case may be.

          (k) The Company may elect on or after the date of any adjustment of the Series 4 Purchase Price or Series 5 Purchase Price, as the case may be, to adjust the number of WorldCom Rights or MCI Rights, as the case may be, in substitution for any adjustment in the number of shares of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, purchasable upon the exercise of a WorldCom Right or MCI Right, as the case may be. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of one one-thousandths of a share of Preferred Stock for which such Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest hundred-thousandth) obtained by dividing the Series 4 Purchase Price or the Series 5 Purchase Price, as the case may be, in effect immediately prior to adjustment of the Series 4 Purchase Price or Series 5 Purchase Price, as the case may be, by the Series 4 Purchase Price or Series 5 Purchase Price, as the case may be, in effect immediately after adjustment of the Series 4 Purchase Price or Series 5 Purchase Price, as the case may be. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(k), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

          (l) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Preferred Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of shares which were expressed in the initial Right Certificates issued hereunder.

          (m) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Common Stock or other securities and below one one-thousandth of the then par value, if any, of the Preferred Stock, issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of such Preferred Stock, Common Stock or other securities at such adjusted Purchase Price. If upon any exercise of the Rights, a holder is to receive a combination of Common Stock and common stock equivalents, a portion of the consideration paid upon such exercise, equal to at least the then par value of a share of Common Stock of the Company, shall be allocated as the payment for each share of Common Stock of the Company so received.

          (n) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the shares of Preferred Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

          (o) Anything in this Section 11 to the contrary notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment a majority of the Board of Directors shall determine to be advisable in order that any (i) consolidation or subdivision of the Preferred Stock, (ii) issuance wholly for cash of any Preferred Stock at less than the then current market price, (iii) issuance wholly for cash of Preferred Stock or securities which by their terms are convertible into or exchangeable for Preferred Stock, (iv) stock dividends or
(v) issuance of rights, options or warrants referred to hereinabove in this
Section 11, hereafter made by the Company to the holders of its Preferred Stock, shall not be taxable to such stockholders.

          (p) In the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall (i) declare or pay any dividend on the WorldCom Group Stock or MCI Group Stock, as the case may be, payable in shares of WorldCom Group Stock or MCI Group Stock, as the case may be, or (ii) effect a subdivision, combination or consolidation of the WorldCom Group Stock or MCI Group Stock, as the case may be, (by reclassification or otherwise than by payment of dividends in shares of WorldCom Group Stock or MCI Group Stock, as the case may be,) into a greater or lesser number of shares of WorldCom Group Stock or MCI Group Stock, as the case may be, then in any such case (y) the number of one one-thousandths of a share of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-thousandths of a share of Series 4 Preferred Stock or Series 5 Preferred Stock, as the case may be, so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of WorldCom Group Stock or MCI

Group Stock, as the case may be, outstanding immediately before such event and the denominator of which is the number of shares of WorldCom Group Stock or MCI Group Stock, as the case may be, outstanding immediately after such event, and (z) each share of WorldCom Group Stock or MCI Group Stock, as the case may be, outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of WorldCom Group Stock or MCI Group Stock, as the case may be, outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(p) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

          (q) The Company covenants and agrees that it shall not, at any time after the Distribution Date and so long as the Rights have not been redeemed pursuant to Section 23 hereof or exchanged pursuant to Section 24 hereof, (i) consolidate with, (ii) merge with or into, or (iii) sell or transfer, in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, if at the time of or immediately after such consolidation, merger or sale there are any rights, warrants or other instruments or securities outstanding or agreements in effect which would substantially diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

          (r) The Company covenants and agrees that, after the Stock Acquisition Date, it will not, except as permitted by Sections 23 and 24 hereof, take any action the purpose or effect of which is to diminish substantially or otherwise eliminate the benefits intended to be afforded by the Rights.

          Section 12. Certificate of Adjusted Purchase Price or Number of Shares. Whenever an adjustment is made as provided in Sections 11 or 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment, and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights Agent and with each transfer agent for the Preferred Stock and the Common Stock a copy of such certificate and (c) include a brief summary thereof in a mailing to each holder of a WorldCom Right Certificate or MCI Right Certificate in accordance with Section 26 hereof, or prior to the Distribution Date, disclose a brief summary in a filing under the Securities Exchange Act of 1934, as amended. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustments therein contained.

          Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earnings Power.

          (a) In the event that, directly or indirectly, following the Distribution Date, (x) the Company shall consolidate with, or merge with and into, any other Person, (y) any Person shall consolidate with or merge with and into the Company, and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person or cash or any other property, or (z) the Company shall sell, or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its

Subsidiaries (taken as a whole) to any other Person other than to the Company or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that (i) each holder of a Right, subject to
Section 7(e) hereof, shall thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price multiplied by the then number of one one-thousandths of a share of Preferred Stock for which a Right is then exercisable (or if a Section 11(b) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(b) Event by the Purchase Price in effect immediately prior to such first occurrence) in accordance with the terms of this Agreement, in lieu of Preferred Stock, such number of shares of freely tradeable Common Stock of the Principal Party (as hereinafter defined), free and clear of liens, rights of call or first refusal, encumbrances or other adverse claims, as shall be equal to the result obtained by (A) multiplying the then current Series 4 Purchase Price or the Series 5 Purchase Price, as the case may be, by the number of one one-thousandths of a share of Series 4 Preferred Stock or Series 5 Preferred Stock for which a Right is then exercisable (or if a Section 11(b) Event has occurred prior to the first occurrence of a Section 13 Event, multiplying the number of such one one-thousandths of a share for which a Right was exercisable immediately prior to the first occurrence of a Section 11(b) Event by the Purchase Price in effect immediately prior to such first occurrence), and dividing that product by (B) 50% of the current market price per share of the Common Stock of such Principal Party (determined in the manner described in Section 11(f) hereof) on the date of consummation of such consolidation, merger, sale or transfer;
(ii) the Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of Section 11 hereof, except for the provisions of 11(b), shall apply to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the authorization and reservation of a sufficient number of shares of its Common Stock to permit exercise of all outstanding Rights in accordance with this
Section 13(a)) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the shares of its Common Stock thereafter deliverable upon the exercise of the Rights.

          (b) "Principal Party" shall mean:

          (i) in the case of any transaction described in clause (x) or (y) of the first sentence of Section 13(a) hereof, the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person, including the Company, that is the other party to the merger or consolidation; and

          (ii) in the case of any transaction described in clause (z) of the first sentence of Section 13(a) hereof, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions; provided, however, that in any case described in clause (i) or (ii) in this Section 13(b), (x) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect Subsidiary or Affiliate of another Person, "Principal Party" shall refer to such other Person; (y) in case such Person is a Subsidiary, directly or indirectly, or Affiliate of more than one Person, the Common Stocks of all of which are and have been so registered, "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value, and (z) in case such Person is, or is owned directly or indirectly by, a partnership or joint venture formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in
     (x) and (y) above shall apply to each of the chains of ownership having an interest in such joint venture as if such party were a "Subsidiary" of both or all of such joint venturers and the Principal Parties in each such chain shall bear the obligations set forth in this Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

          (c) The Company shall not consummate any such consolidation, merger, sale or transfer unless the Principal Party shall have a sufficient number of shares of its authorized Common Stock which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior thereto the Company and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in paragraph (a) of this Section 13, the Principal Party will:

          (i) prepare and file a registration statement under the Securities Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, will use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and will use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;

          (ii) use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under the "blue sky laws" of such jurisdictions as may be necessary or appropriate; and

          (iii) will deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

          The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. In the event that a Section 13 Event shall occur at any time after the occurrence of a
Section 11(b) Event, the Rights which have not theretofore been exercised shall thereafter also become exercisable in the manner described in Section 13(a) hereof.

          Section 14. Fractional Rights and Fractional Shares.

          (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, as reported by the Nasdaq National Market System or, if the Rights are not listed or admitted to trading on any national securities exchange or included in the Nasdaq National Market System, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by Nasdaq or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by a majority of the Board of Directors. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by a majority of the Board of Directors shall be used.

          (b) The Company shall not be required to issue fractions of shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock) upon exercise of the Rights or to distribute certificates which evidence fractional shares of Preferred Stock (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock). Fractions of shares of Preferred Stock in integral multiples of one one-thousandth of a share of Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by it, provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the shares of Preferred Stock represented by such depositary receipts. In lieu of fractional shares of Preferred Stock that are not integral multiples of one one-thousandth of a share of Preferred Stock, the Company may pay to the registered holders of Right Certificates at the time such Right Certificates are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one one-thousandths of a share of Preferred Stock. For purposes of this Section 14(b), the current market value of one one-thousandth of a share of Preferred Stock shall be one one-thousandth of the closing price of a share of Preferred Stock (as determined pursuant to Section 11(f)(ii) hereof) for the Trading Day immediately prior to the date of such exercise.

          (c) Following the occurrence of one of the transactions or events specified in Section 11 hereof giving rise to the right to receive common stock equivalents (other than Preferred Stock) or other securities upon the exercise of a Right, the Company shall not be required to issue fractions of shares or units of such common stock equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of such common stock equivalents or other securities. In lieu of fractional shares or units of such common stock equivalents or other securities, the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share or unit of such common stock equivalent or other securities. For purposes of this Section 14(c), the current market value shall be determined in the manner set forth in Section 11(f) hereof for the Trading Day immediately prior to the date of such exercise and, if such common stock equivalent is not traded, each such common stock equivalent shall have the value of one one-thousandth of a share of Preferred Stock.

          (d) Except as otherwise expressly provided in this Section 14, the holder of a Right by the acceptance of the Right expressly waives his right to receive any fractional Rights or any fractional share upon exercise of Rights.

          Section 15. Rights of Action. All rights of action in respect of this Agreement, except for rights of action given to the Rights Agent under
Section 18 or Section 20 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of, the obligations of any Person subject to this Agreement. Holders of Rights shall be entitled to recover the reasonable costs and expenses, including attorneys' fees, incurred by them in any action to enforce the provisions of this Agreement.

          Section 16. Agreement of Right Holders. Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

          (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

          (b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the stockholder services office of the Rights Agent or such office designated for such purpose, duly endorsed or accompanied by a proper instrument of transfer; and

          (c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock Certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby

(notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Stock Certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

          Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of Preferred Stock, Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

          Section 18. Concerning the Rights Agent.

          (a) The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability.

          (b) The Rights Agent shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for Preferred Stock, Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper Person or Persons.

          Section 19. Merger or Consolidation or Change of Name of Rights
Agent.

          (a) Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business or stock transfer business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

          (b) In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and in all such cases such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

          Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

          (a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

          (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, the President or any Vice President and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

          (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

          (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

          (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any adjustment required under the provisions of Sections 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice to the Rights Agent of any such adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Preferred Stock or other securities to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Preferred Stock or other securities will, when issued, be validly authorized and issued, fully paid and nonassessable.

          (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

          (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from the Chairman of the Board, the President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

          (h) The Rights Agent and any stockholder, director, officer, employee, agent or representative of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not the Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

          (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

          (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

          (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1, clause 2 and/or, in the case of the certificate attached to the form of election to purchase, clause 3 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

          Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock and Preferred Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail or, prior to the Distribution Date, through any filing made by the Company pursuant to the Securities Exchange Act of 1934, as amended. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate or the Rights Agent may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be (a) a corporation organized and doing business under the laws of the United States or of any state, in good standing, having an office in the States of New York or Mississippi, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $25,000,000, or (b) an affiliate of a corporation described in clause
(a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock and Preferred Stock, and mail a notice thereof in writing to the registered holders of the Right Certificates or, prior to the Distribution Date, through any filing made by the Company pursuant to the Securities Exchange Act of 1934, as amended. Failure to give any notice provided for this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

          Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by a majority of the Board of Directors then in office to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares of stock or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

          In addition, in connection with the issuance or sale of Common Stock following the Distribution Date and prior to the redemption, exchange or expiration of the Rights, the Company (a) shall with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or under any employee benefit plan or arrangement, or upon the exercise, conversion or exchange of securities hereinafter issued by the Company, and
(b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Right Certificates representing the appropriate number of Rights in connection with such issuance or sale; provided, however, that (i) no such Right Certificates shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Right Certificates would be issued, and
(ii) no Right Certificate shall be issued if, and to the extent that, appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

          Section 23. Redemption and Termination.

          (a) A majority of the Board of Directors then in office of the Company may, at its option, at any time prior to the earlier of (i) the close of business on the Stock Acquisition Date or (ii) the close of business on the Final Expiration Date, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $.01 per Right, as appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"). The redemption of the Rights by the Board of Directors may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish.

          (b) Immediately upon the action of a majority of the Board of Directors then in office electing to redeem the Rights, evidence of which shall be promptly filed with the Rights Agent, or, when appropriate, immediately upon the time or satisfaction of such conditions as the Board of Directors may have established, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public disclosure of any such redemption; provided, however, that the failure to give, or any defect in, any such disclosure shall not affect the validity of such redemption. Within 10 days after the action of the Board of Directors ordering the redemption of the Rights, the Company shall give notice of such redemption to the holders of the then outstanding Rights by mailing such notice to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

          (c) Neither the Company nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23, Section 24 hereof and other than in connection with the purchase of Common Stock prior to the Distribution Date.

          Section 24. Exchange.

          (a) The Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for shares of Common Stock at an exchange ratio of one share of WorldCom Group Stock per WorldCom Right and one share of MCI Group Stock per MCI Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Notwithstanding the foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any Subsidiary of the Company, any employee benefit plan or compensation arrangement of the Company or any such Subsidiary, or any entity holding securities of the Company to the extent organized, appointed or established by the Company or any such Subsidiary for or pursuant to the terms of any such employee benefit plan or compensation arrangement), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Voting Power of the Company.

          (b) Immediately upon the action of the Board of Directors of the Company ordering the exchange of any Rights pursuant to subsection (a) of this
Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of WorldCom Group Stock or MCI Group Stock, as the case may be, equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company promptly shall give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

          (c) In any exchange pursuant to this Section 24, the Company, at its option, may substitute Preferred Stock (or equivalent preferred stock, as such term is defined in Section 11(d) hereof) for Common Stock exchangeable for Rights, at the initial rate of one one-thousandth of a share of Preferred Stock (or equivalent preferred stock) for each share of WorldCom Group Stock or MCI Group Stock, as the case may be, as appropriately adjusted to reflect adjustments in the voting rights of the Preferred Stock pursuant to the terms thereof, so that the fraction of a share of Preferred Stock delivered in lieu of each share of WorldCom Group Stock or MCI Group Stock, as the case may be, shall have the same voting rights as one share of WorldCom Group Stock or MCI Group Stock, as the case may be.

          (d) In the event that there shall not be sufficient shares of Common Stock or Preferred Stock (or equivalent preferred stock) issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock or Preferred Stock (or equivalent preferred stock) for issuance upon exchange of the Rights.

          (e) The Company shall not be required to issue fractions of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of WorldCom Group Stock or MCI Group Stock, as the case may be. For the purposes of this paragraph (e), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to the second sentence of Section 11(f)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

          Section 25. Notice of Proposed Actions.

          (a) In case the Company shall propose at any time after the Distribution Date (i) to pay any dividend payable in stock of any class to the holders of its Preferred Stock or to make any other distribution to the holders of its Preferred Stock (other than a regular periodic cash dividend out of earnings or retained earnings of the Company), or (ii) to offer to the holders of its Preferred Stock rights or warrants to subscribe for or to purchase any additional shares of Preferred Stock or shares of stock of any other class or any other securities, rights or options, or (iii) to effect any reclassification of its Preferred Stock (other than a reclassification involving only the subdivision of outstanding shares of Preferred Stock), or
(iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sales or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, or (v) to effect the liquidation, dissolution or winding up of the Company, or (vi) to declare or pay any dividend on the Common Stock payable in Common Stock or to effect a subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in Common Stock), then, in each such case, the Company shall give to each holder of a Right, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Stock and/or Preferred Stock, if any such date is to be fixed. Such notice shall be so given in the case of any action covered by clauses (i) or (ii) above at least ten days prior to the record date for determining holders of the Preferred Stock for purposes of such action, and in the case of any such other action, at least ten days prior to the date of the taking of such proposed action or the date of participation therein by the holders of Preferred Stock, whichever shall be the earlier. The failure to give notice required by this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

          (b) In case a Section 11(b) Event shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(b) hereof.

          Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

               WorldCom, Inc.
               500 Clinton Center Drive
               Clinton, Mississippi 39056
               Attention: Secretary

Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

               The Bank of New York
               101 Barclay Street, 12 West
               New York, New York  10286
               Attention:  Stock Transfer Administration

Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

          Section 27. Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Right Certificates in order (a) to cure any ambiguity, (b) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (c) to shorten or lengthen any time period hereunder, (d) increase or decrease the Purchase Price, or (e) to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable which shall not adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or an Affiliate or Associate of an Acquiring Person); provided, however, that from and after such time as any Person becomes an Acquiring Person, this Agreement shall not be amended in any manner which would adversely affect the interests of the holders of Rights; provided further that this Agreement may not be supplemented or amended to lengthen pursuant to clause (c) of this sentence,
(A) the time period relating to the time when the Rights may be redeemed at such time as the Rights are not then redeemable, or (B) any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of the Rights; provided further that the Company shall have the right to make any changes unilaterally necessary to facilitate the appointment of a successor Rights Agent, which such changes shall be set forth in a writing by the Company or by the Company and such successor Rights Agent. Without limiting the foregoing, the Company may at any time prior to such time as any Person becomes an Acquiring Person amend this Agreement to lower the thresholds set forth in Sections 1(a) and 3(a) hereof from 15% to not less than the greater of (i) any percentage greater than the largest percentage of the Voting Power of the Company then known by the Company to be beneficially owned by any Person (other than the Company, any Subsidiary of the Company, or any employee benefit plan or compensation arrangement of the Company or any Subsidiary of the Company, and any entity holding securities of the Company to the extent organized, appointed or established by the Company or any such Subsidiary for or pursuant to the terms of any such employee benefit plan or compensation arrangement) together with all Affiliates or Associates of such Person and (ii) 10%. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment.

          Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

          Section 29. Benefits of This Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

          Section 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated. It is the intent of the parties hereto to enforce the remainder of the terms, provisions, covenants and restrictions of this Agreement to the maximum extent permitted by law.

          Section 31. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Georgia and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State, provided, however that the rights and obligations of the Rights Agent shall be governed by the laws of the State of New York.

          Section 32. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

          Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, all as of the day and year first above written.



Attest:                               WORLDCOM, INC.


By: /s/ Stephanie Q. Scott            By: /s/ Scott D. Sullivan
   ------------------------------        ---------------------------------
   Name:   Stephanie Q. Scott            Name:   Scott D. Sullivan
   Title:  Vice President-               Title:  Chief Financial Officer
           Financial Reporting


Attest:                               THE BANK OF NEW YORK


By: /s/ James Dimino                  By: /s/ Jeffrey Grosse
   ------------------------------        ---------------------------------
   Name:   James Dimino                  Name:   Jeffrey Grosse
   Title:  Vice President                Title:  Vice President

                                                                  EXHIBIT A



                                WORLDCOM, INC.

            FORM OF ARTICLES OF AMENDMENT DESIGNATING THE RIGHTS OF

                 SERIES 4 JUNIOR PARTICIPATING PREFERRED STOCK

                                      And

                 SERIES 5 JUNIOR PARTICIPATING PREFERRED STOCK



                   RESOLUTIONS OF THE BOARD OF DIRECTORS OF
                  WORLDCOM, INC. ESTABLISHING AND DESIGNATING
                  A SERIES OF PREFERRED STOCK AND FIXING AND
            DETERMINING THE RELATIVE RIGHTS AND PREFERENCES THEREOF



          WHEREAS, pursuant to the provisions of Section 14-2-602 of the Georgia Business Corporation Code and the authority expressly granted to and vested in the Board of Directors of the Company by Article Four of the Amended and Restated Articles of Incorporation, as amended, of the Company, the Company is authorized to issue its Series 4 Junior Participating Preferred Stock and its Series 5 Junior Participating Preferred Stock;

          WHEREAS, the designations, preferences, limitations and relative, participating, optional or other special rights of the Series 4 Junior Participating Preferred Stock and Series 5 Junior Participating Preferred Stock, and the qualifications, limitations or restrictions thereof, are set out in the form of Articles of Amendment of the Company submitted to this meeting;

          NOW, THEREFORE, BE IT RESOLVED, that subject to the execution of the Rights Agreement by the parties thereto the Articles of Amendment of the Company, in substantially the form submitted to this meeting (and, by this resolution, ordered annexed to the minutes of this meeting), authorizing and setting forth the rights and preferences of the Series 4 Junior Participating Preferred Stock and Series 5 Junior Participating Preferred Stock, are hereby approved and adopted, and that the appropriate officers of the Company be, and they hereby are, authorized and directed for and on behalf of the Company to complete, execute and file such Articles of Amendment with the Secretary of State of Georgia, and to do and perform any and all other necessary and proper acts incident thereto.

                             ARTICLES OF AMENDMENT
                                 TO THE SECOND
                             AMENDED AND RESTATED
                           ARTICLES OF INCORPORATION
                                      OF
                                WORLDCOM, INC.

          Pursuant to the provisions of Section 14-2-602 of the Georgia Business Corporation Code, the undersigned, on behalf of WorldCom, Inc. (the "Corporation"), hereby submits the following information:

                                      1.

          The name of the Corporation is WorldCom, Inc.

                                      2.

          Effective the date hereof, the Corporation's Second Amended and Restated Articles of Incorporation, as amended, is further amended to add a new Article Seven B and a new Article Seven C to read in their entirety as follows:

                                   "SEVEN B

          A series of the class of authorized preferred stock, par value $.01 per share, of the Corporation is hereby created having the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof, as are set forth on Exhibit E."

                                   "SEVEN C

          A series of the class of authorized preferred stock, par value $.01 per share, of the Corporation is hereby created having the designation and number of shares thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations and restrictions thereof, as are set forth on Exhibit F."

                                      3.

          The foregoing amendment to the Second Amended and Restated Articles of Incorporation, as amended, was duly adopted and authorized by the Board of Directors of the Corporation on June 7, 2001. Shareholders' approval was not required pursuant to Section 14-2-1002 of the Georgia Business Corporation Code.

          IN WITNESS WHEREOF, the Corporation has caused its duly authorized officer to execute these Articles of Amendment as of this 7th day of June, 2001.



                                      WORLDCOM, INC.

                                      By
                                         -------------------------------
                                         Name:  Bernard J. Ebbers
                                         Title: President

                                                                  EXHIBIT E

Series 4 Junior Participating Preferred Stock

          Section 1. Designation and Amount.

          There shall be a series of the Preferred Stock which shall be designated as the "Series 4 Junior Participating Preferred Stock," par value $.01 per share, and the number of shares constituting such series shall be 4,850,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series 4 Junior Participating Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Company.

          Section 2. Dividends and Distributions.

          (A) Subject to the rights of the holders of any shares of any series of preferred stock of the Company ranking prior and superior to the Series 4 Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series 4 Junior Participating Preferred Stock, in preference to the holders of shares of WorldCom, Inc.--WorldCom Group Common Stock, par value $.01 per share, of the Company (the "WorldCom Stock"), WorldCom, Inc.--MCI Group Common Stock, par value $.01 per share, of the Company ("MCI Stock"; together with the WorldCom Stock, the "Common Stock") and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on any regular quarterly dividend payment date as shall be established by the Board of Directors (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series 4 Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $10.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of WorldCom Stock or a subdivision of the outstanding shares of WorldCom Stock (by reclassification or otherwise), declared on the WorldCom Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series 4 Junior Participating Preferred Stock. In the event the Company shall at any time after the date upon which the recapitalization proposal providing for the exchange of each outstanding share of the Company's common stock, par value $.01 per share, for (x) one share of WorldCom Stock and (y) 1/25 of a share of MCI Stock is consummated (the "Effective Date") declare or pay any dividend on the WorldCom Stock payable in shares of WorldCom Stock, or effect a subdivision or combination or consolidation of the outstanding shares of WorldCom Stock (by reclassification or otherwise than by payment of a dividend in shares of WorldCom Stock) into a greater or lesser number of shares of WorldCom Stock, then in each such case the amount to which holders of shares of Series 4 Junior

     Participating Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of WorldCom Stock outstanding immediately after such event and the denominator of which is the number of shares of WorldCom Stock that were outstanding immediately prior to such event.

          (B) The Company shall declare a dividend or distribution on the Series 4 Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the WorldCom Stock (other than a dividend payable in shares of WorldCom Stock); provided that, in the event no dividend or distribution shall have been declared on the WorldCom Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on the Series 4 Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series 4 Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series 4 Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series 4 Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may, in accordance with applicable law, fix a record date for the determination of holders of shares of Series 4 Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than such number of days prior to the date fixed for the payment thereof as may be allowed by applicable law.

          Section 3. Voting Rights.

          The holders of shares of Series 4 Junior Participating Preferred Stock shall have the following voting rights:

          (A) Each share of Series 4 Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters submitted to a vote of the stockholders of the Company. In the event the Company shall at any time after the Effective Date declare or pay any dividend on the WorldCom Stock payable in shares of WorldCom Stock, or effect a subdivision or combination or consolidation of the outstanding shares of WorldCom Stock (by reclassification or otherwise than by payment of a dividend in shares of WorldCom Stock) into a greater or lesser number of shares of WorldCom

     Stock, then in each such case the number of votes to which holders of shares of Series 4 Junior Participating Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of WorldCom Stock outstanding immediately after such event and the denominator of which is the number of shares of WorldCom Stock that were outstanding immediately prior to such event.

          (B) Except as otherwise provided herein, in the Company's Amended and Restated Articles of Incorporation, as amended, or by law, the holders of shares of Series 4 Junior Participating Preferred Stock, the holders of Series 5 Junior Participating Preferred Stock, the holders of shares of WorldCom Stock, the holders of MCI Stock, and the holders of shares of any other capital stock of the Company having general voting rights, shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

          (C) Except as otherwise set forth herein or in the Company's Amended and Restated Articles of Incorporation, as amended, and except as otherwise provided by law, holders of Series 4 Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of WorldCom Stock as set forth herein) for taking any corporate action.

          Section 4. Certain Restrictions.

          (A) Whenever dividends or distributions payable on the Series 4 Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series 4 Junior Participating Preferred Stock outstanding shall have been paid in full, the Company shall not:

               (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series 4 Junior Participating Preferred Stock;

               (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series 4 Junior Participating Preferred Stock, except dividends paid ratably on the Series 4 Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

               (iii) except as permitted in Section 4(A)(iv) below, redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series 4 Junior Participating Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series 4 Junior Participating Preferred Stock; and

               (iv) purchase or otherwise acquire for consideration any shares of Series 4 Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series 4 Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

          Section 5. Reacquired Shares.

          Any shares of Series 4 Junior Participating Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. The Company shall cause all such shares upon their cancellation to be authorized but unissued shares of Preferred Stock which may be reissued as part of a new series of Preferred Stock, subject to the conditions and restrictions on issuance set forth herein.

          Section 6. Liquidation, Dissolution or Winding Up.

          (A) Subject to the rights of the holders of any shares of any series of Preferred Stock of the Company ranking prior and superior to the Series 4 Junior Participating Preferred Stock with respect to liquidation, upon any liquidation (voluntary or otherwise), dissolution or winding up of the Company, no distribution shall be made (i) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series 4 Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series 4 Junior Participating Preferred Stock shall have received the greater of (a) $1,000.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment and (b) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed to the holders of shares of WorldCom Stock (the "Series 4 Liquidation Preference") and (ii) to the holders of shares of stock ranking on a parity upon liquidation, dissolution or winding up with the Series 4 Preferred Stock, except distributions made ratably on the Series 4 Preferred Stock and all such parity stock in proportion to the total amounts which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. Following the payment of the full amount of the Series 4 Liquidation Preference, no additional distributions shall be made to the holders of shares of Series 4 Junior Participating Preferred Stock, unless, prior thereto, the holders of shares of WorldCom Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (x) the Series 4 Liquidation Preference by (y) 1,000 (as appropriately adjusted as set forth in subparagraph C below to reflect such events as stock dividends, and subdivisions, combinations and consolidations with respect to the WorldCom Stock) (such number in clause (y) being referred to as the "Adjustment Number"). Following the payment of the full amount of the Series 4 Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series 4 Junior Participating Preferred Stock and WorldCom Stock, respectively, holders of Series 4 Junior Participating Preferred Stock and holders of shares of WorldCom Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Series 4 Junior Participating Preferred Stock and WorldCom Stock, on a per share basis, respectively.

          (B) In the event there are not sufficient assets available to permit payment in full of the Series 4 Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series 4 Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of WorldCom Stock.

          (C) In the event the Company shall at any time after the Effective Date declare or pay any dividend on WorldCom Stock payable in shares of WorldCom Stock, or effect a subdivision or combination or consolidation of the outstanding shares of WorldCom Stock (by reclassification or otherwise than by payment of a dividend in shares of WorldCom Stock) into a greater or lesser number of shares of WorldCom Stock, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of WorldCom Stock outstanding immediately after such event and the denominator of which is the number of shares of WorldCom Stock that were outstanding immediately prior to such event.

          Section 7. Consolidation, Merger, etc.

          In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of WorldCom Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series 4 Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of WorldCom Stock is changed or exchanged. In the event the Company shall at any time after the Effective Date declare or pay any dividend on WorldCom Stock payable in shares of WorldCom Stock, or effect a subdivision or combination or consolidation of the outstanding shares of WorldCom Stock (by reclassification or otherwise than by payment of a dividend in shares of WorldCom Stock) into a greater or lesser number of shares of WorldCom Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series 4 Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of WorldCom Stock outstanding immediately after such event and the denominator of which is the number of shares of WorldCom Stock that are outstanding immediately prior to such event.

          Section 8. Redemption.

          The shares of Series 4 Junior Participating Preferred Stock shall not be redeemable.

          Section 9. Ranking.

          Series 4 Junior Participating Preferred Stock shall rank on parity with the Series 5 Junior Participating Preferred Stock and junior to all other series of the Company's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

          Section 10. Fractional Shares.

          Series 4 Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series 4 Junior Participating Preferred Stock.

                                                                  EXHIBIT F


Series 5 Junior Participating Preferred Stock

          Section 1. Designation and Amount.

          There shall be a series of the Preferred Stock which shall be designated as the "Series 5 Junior Participating Preferred Stock," par value $.01 per share, and the number of shares constituting such series shall be 150,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series 5 Junior Participating Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Company.

          Section 2. Dividends and Distributions.

          (A) Subject to the rights of the holders of any shares of any series of preferred stock of the Company ranking prior and superior to the Series 5 Junior Participating Preferred Stock with respect to dividends, the holders of shares of Series 5 Junior Participating Preferred Stock, in preference to the holders of shares of WorldCom, Inc.--WorldCom Group Common Stock, par value $.01 per share, of the Company (the "WorldCom Stock"), WorldCom, Inc.--MCI Group Common Stock, par value $.01 per share, of the Company ("MCI Stock"; together with the WorldCom Stock, the "Common Stock") and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on any regular quarterly dividend payment date as shall be established by the Board of Directors (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series 5 Junior Participating Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (i) $10.00 or (ii) subject to the provision for adjustment hereinafter set forth, 1,000 times the aggregate per share amount of all cash dividends, and 1,000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of MCI Stock or a subdivision of the outstanding shares of MCI Stock (by reclassification or otherwise), declared on the MCI Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series 5 Junior Participating Preferred Stock. In the event the Company shall at any time after the date upon which the recapitalization proposal providing for the exchange of each outstanding share of the Company's common stock, par value $.01 per share, for (x) one share of WorldCom Stock and (y) 1/25 of a share of MCI Stock is consummated (the "Effective Date") declare or pay any dividend on the MCI Stock payable in shares of MCI Stock, or effect a subdivision or combination or consolidation of the outstanding shares of MCI Stock (by reclassification or otherwise than by payment of a dividend in shares of MCI Stock) into a greater or lesser number of shares of MCI Stock, then in each such case the amount to which holders of shares of

     Series 5 Junior Participating Preferred Stock were entitled immediately prior to such event under clause (ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of MCI Stock outstanding immediately after such event and the denominator of which is the number of shares of MCI Stock that were outstanding immediately prior to such event.

          (B) The Company shall declare a dividend or distribution on the Series 5 Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the MCI Stock (other than a dividend payable in shares of MCI Stock); provided that, in the event no dividend or distribution shall have been declared on the MCI Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10.00 per share on the Series 5 Junior Participating Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

          (C) Dividends shall begin to accrue and be cumulative on outstanding shares of Series 5 Junior Participating Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series 5 Junior Participating Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series 5 Junior Participating Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may, in accordance with applicable law, fix a record date for the determination of holders of shares of Series 5 Junior Participating Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than such number of days prior to the date fixed for the payment thereof as may be allowed by applicable law.

          Section 3. Voting Rights.

          The holders of shares of Series 5 Junior Participating Preferred Stock shall have the following voting rights:

          (A) Each share of Series 5 Junior Participating Preferred Stock shall entitle the holder thereof to 1,000 votes on all matters upon which the holders of the MCI Stock of the Company are entitled to vote. In the event the Company shall at any time after the Effective Date declare or pay any dividend on the MCI Stock payable in shares of MCI Stock, or effect a subdivision or combination or consolidation of the outstanding shares of MCI Stock (by reclassification or otherwise than by payment of a dividend in shares of WorldCom Stock) into a greater or lesser number of shares of MCI Stock, then in each such case the number of votes to which holders of shares of Series 5 Junior Participating Preferred Stock were entitled immediately prior to such event under the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of MCI Stock outstanding immediately after such event and the denominator of which is the number of shares of MCI Stock that were outstanding immediately prior to such event.

          (B) Except as otherwise provided herein, in the Company's Amended and Restated Articles of Incorporation, as amended, or by law, the holders of shares of Series 5 Junior Participating Preferred Stock, the holders of Series 4 Junior Participating Preferred Stock, the holders of shares of WorldCom Stock, the holders of MCI Stock, and the holders of shares of any other capital stock of the Company having general voting rights, shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

          (C) Except as otherwise set forth herein or in the Company's Amended and Restated Articles of Incorporation, as amended, and except as otherwise provided by law, holders of Series 5 Junior Participating Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of MCI Stock as set forth herein) for taking any corporate action.

          Section 4. Certain Restrictions.

          (A) Whenever dividends or distributions payable on the Series 5 Junior Participating Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series 5 Junior Participating Preferred Stock outstanding shall have been paid in full, the Company shall not:

               (i) declare or pay dividends on, make any other distributions on, or redeem or purchase or otherwise acquire for consideration any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series 5 Junior Participating Preferred Stock;

               (ii) declare or pay dividends on or make any other distributions on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series 5 Junior Participating Preferred Stock, except dividends paid ratably on the Series 5 Junior Participating Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

               (iii) except as permitted in Section 4(A)(iv) below, redeem or purchase or otherwise acquire for consideration shares of any stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series 5 Junior Participating Preferred Stock, provided that the Company may at any time redeem, purchase or otherwise acquire shares of any such parity stock in exchange for shares of any stock of the Company ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series 5 Junior Participating Preferred Stock; and

               (iv) purchase or otherwise acquire for consideration any shares of Series 5 Junior Participating Preferred Stock, or any shares of stock ranking on a parity with the Series 5 Junior Participating Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B) The Company shall not permit any subsidiary of the Company to purchase or otherwise acquire for consideration any shares of stock of the Company unless the Company could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

          Section 5. Reacquired Shares.

          Any shares of Series 5 Junior Participating Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. The Company shall cause all such shares upon their cancellation to be authorized but unissued shares of Preferred Stock which may be reissued as part of a new series of Preferred Stock, subject to the conditions and restrictions on issuance set forth herein.

          Section 6. Liquidation, Dissolution or Winding Up.

          (A) Subject to the rights of the holders of any shares of any series of Preferred Stock of the Company ranking prior and superior to the Series 5 Junior Participating Preferred Stock with respect to liquidation, upon any liquidation (voluntary or otherwise), dissolution or winding up of the Company, no distribution shall be made to (i) the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series 5 Junior Participating Preferred Stock unless, prior thereto, the holders of shares of Series 5 Junior Participating Preferred Stock shall have received the greater of (a) $1,000.00 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment and (b) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount to be distributed per share to holders of shares of MCI Stock (the "Series 5 Liquidation Preference") and (ii) to the holders of shares of stock ranking on a parity upon liquidation, dissolution or winding up with the Series 5 Preferred Stock, except distributions made ratably on the Series 5 Preferred Stock and all such parity stock in proportion to the total amounts to which holders of all such shares are entitled upon such liquidation, dissolution or winding up. Following the payment of the full amount of the Series 5 Liquidation Preference, no additional distributions shall be made to the holders of shares of Series 5 Junior Participating Preferred Stock, unless, prior thereto, the holders of shares of MCI Stock shall have received an amount per share (the "Common Adjustment") equal to the quotient obtained by dividing (x) the Series 5 Liquidation Preference by
     (y) 1,000 (as appropriately adjusted as set forth in subparagraph C below to reflect such events as stock dividends, and subdivisions, combinations and consolidations with respect to the MCI Stock) (such number in clause
     (y) being referred to as the "Adjustment Number"). Following the payment of the full amount of the Series 5 Liquidation Preference and the Common Adjustment in respect of all outstanding shares of Series 5 Junior Participating Preferred Stock and MCI Stock, respectively, holders of Series 5 Junior Participating Preferred Stock and holders of shares of MCI Stock shall receive their ratable and proportionate share of the remaining assets to be distributed in the ratio of the Adjustment Number to 1 with respect to such Series 5 Junior Participating Preferred Stock and MCI Stock, on a per share basis, respectively.

          (B) In the event there are not sufficient assets available to permit payment in full of the Series 5 Liquidation Preference and the liquidation preferences of all other series of preferred stock, if any, which rank on a parity with the Series 5 Junior Participating Preferred Stock, then such remaining assets shall be distributed ratably to the holders of such parity shares in proportion to their respective liquidation preferences. In the event there are not sufficient assets available to permit payment in full of the Common Adjustment, then such remaining assets shall be distributed ratably to the holders of MCI Stock.

          (C) In the event the Company shall at any time after the Effective Date declare or pay any dividend on MCI Stock payable in shares of MCI Stock, or effect a subdivision or combination or consolidation of the outstanding shares of MCI Stock (by reclassification or otherwise than by payment of a dividend in shares of MCI Stock) into a greater or lesser number of shares of MCI Stock, then in each such case the Adjustment Number in effect immediately prior to such event shall be adjusted by multiplying such Adjustment Number by a fraction the numerator of which is the number of shares of MCI Stock outstanding immediately after such event and the denominator of which is the number of shares of MCI Stock that were outstanding immediately prior to such event.

          Section 7. Consolidation, Merger, etc.

          In case the Company shall enter into any consolidation, merger, combination or other transaction in which the shares of MCI Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case the shares of Series 5 Junior Participating Preferred Stock shall at the same time be similarly exchanged or changed in an amount per share (subject to the provision for adjustment hereinafter set forth) equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of MCI Stock is changed or exchanged. In the event the Company shall at any time after the Effective Date declare or pay any dividend on MCI Stock payable in shares of MCI Stock, or effect a subdivision or combination or consolidation of the outstanding shares of MCI Stock (by reclassification or otherwise than by payment of a dividend in shares of MCI Stock) into a greater or lesser number of shares of MCI

Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series 5 Junior Participating Preferred Stock shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of MCI Stock outstanding immediately after such event and the denominator of which is the number of shares of MCI Stock that are outstanding immediately prior to such event.

          Section 8. Redemption; Conversion.

          The shares of Series 5 Junior Participating Preferred Stock shall not be redeemable.

          In the event of any conversion of MCI Stock into WorldCom Stock pursuant to Section 4(C) of the Certificate of Incorporation, the Series 5 Junior Participating Preferred Stock shall be converted into the Series 4 Junior Participating Preferred Stock in the same manner, and at the same conversion ratio, as the conversion of the MCI Stock.

          Section 9. Ranking.

          Series 5 Junior Participating Preferred Stock shall rank on parity with the Series 4 Junior Participating Preferred Stock and junior to all other series of the Company's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

          Section 10. Fractional Shares.

          Series 5 Junior Participating Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder's fractional shares, to exercise voting rights, receive dividends, participate in distributions and to have the benefit of all other rights of holders of Series 5 Junior Participating Preferred Stock."

                                                                  EXHIBIT B


                          [Form of Right Certificate]

Certificate No. R- _________                                      ____ Rights


              NOT EXERCISABLE AFTER THE EXPIRATION DATE. AT THE
               OPTION OF THE COMPANY, THE RIGHTS ARE SUBJECT TO
                 REDEMPTION AT $.01 PER RIGHT OR EXCHANGE FOR
                WORLDCOM GROUP STOCK, UNDER THE CIRCUMSTANCES
             AND ON THE TERMS SET FORTH IN THE RIGHTS AGREEMENT.
              [THE RIGHTS REPRESENTED BY THIS RIGHT CERTIFICATE
                 WERE ISSUED TO A PERSON WHO WAS AN ACQUIRING
                 PERSON OR AN AFFILIATE OR AN ASSOCIATE OF AN
               ACQUIRING PERSON. THIS RIGHT CERTIFICATE AND THE
                  RIGHTS REPRESENTED HEREBY ARE VOID IN THE
                CIRCUMSTANCES SPECIFIED IN SECTION 7(e) OF THE
                              RIGHTS AGREEMENT.]*


                               Right Certificate


                                WORLDCOM, INC.


          This certifies that __________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of June 7, 2001 (the "Rights Agreement") between WorldCom, Inc., a Georgia corporation (the "Company"), and The Bank of New York (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. Clinton, Mississippi time on the Expiration Date, as that term is defined in the Rights Agreement, at the stockholder services office (or such office designated for such purpose) of the Rights Agent, or its successor as Rights Agent, one one-thousandth of a fully paid, nonassessable share of the Series 4 Junior Participating Preferred Stock, par value $.01 per share ("Preferred Stock"), of the Company, at a purchase price equal to $160.00 multiplied by a fraction, the numerator of which is the opening price of the Company's WorldCom Group Common Stock, par value $.01 per share ("WorldCom Group Stock") on the first day such stock is traded after the consummation of the Recapitalization Proposal (as defined in the Rights Agreement) and the denominator of which is the closing price of the Existing Common Stock (as defined in the Rights Agreement) on the last day of trading prior to the consummation of the Recapitalization Proposal per one one-thousandth of a share (the "Purchase Price") upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The

----------------
*  The portion of the legend in brackets shall be inserted only if applicable.

number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise of each Right) and the Purchase Price set forth above are the number and Purchase Price as of ______________________ based on the shares of Preferred Stock of the Company as constituted at such date.

          The Purchase Price and the number of shares of Preferred Stock which may be purchased upon the exercise of each of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events as provided in the Rights Agreement.

          This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the Company and the above-mentioned office of the Rights Agent and are also available upon written request to the Company.

          This Right Certificate, with or without other Right Certificates, upon surrender at the stockholder services office (or such office designated for such purpose) of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, another Right Certificate or Right Certificates for the number of whole Rights not exercised.

          Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right on or prior to the Stock Acquisition Date (as defined in the Rights Agreement). In addition, subject to the provisions of the Rights Agreement, each Right evidenced by this Certificate may be exchanged by the Company at its option for one share of WorldCom Group Stock following the Stock Acquisition Date and prior to the time an Acquiring Person, as that term is defined in the Rights Agreement, owns 50% or more of the Voting Power, as that term is defined in the Rights Agreement, of the Company.

          No fractional shares of Preferred Stock will be issued upon the exercise of any Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts). In lieu of fractions of a share, a cash payment will be made, as provided in the Rights Agreement.

          No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

          This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of __________ ____, _____.


Attest:                               WORLDCOM, INC.

By:                                   By:
    --------------------------            ----------------------------
    Name:                                 Name:
    Title:                                Title:

Countersigned:

THE BANK OF NEW YORK

By:
    --------------------------
    Authorized signature

                  [Form of Reverse Side of Right Certificate]

                              FORM OF ASSIGNMENT

               (To be executed by the registered holder if such
              holder desires to transfer the Right Certificate.)


          FOR VALUE RECEIVED ___________________________________ hereby sells, assigns and transfers unto _________________________________________

                 (Please print name and address of transferee)

---------------------------------------------------------------------
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

Dated:__________

                                      --------------------------------

                                      Signature

                                      (Signature must conform in all respects
                                      to name of holder as specified on the
                                      face of this Right Certificate)

Signature Guaranteed:

          Signatures must be guaranteed by a member or a participant in the Securities Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program.

                                  CERTIFICATE

          The undersigned hereby certifies by checking the appropriate boxes that:

          (1) this Right Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

          (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated:  ______________


                                      ----------------------------------
                                      Signature

                                      (Signature must conform in all respects
                                      to name of holder as specified on the
                                      face of this Right Certificate)

                         FORM OF ELECTION TO PURCHASE

                     (To be executed if holder desires to
                       exercise the Right Certificate.)

To WorldCom, Inc.:

          The undersigned hereby irrevocably elects to exercise
_____________________ Rights represented by this Right Certificate to purchase the shares of Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

     Name:     ____________________________________________
     Address:  ____________________________________________
               ____________________________________________

     Social security
     or taxpayer identification
     number:  _______________________________



If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

     Name:     ____________________________________________
     Address:  ____________________________________________
               ____________________________________________

     Social security
     or taxpayer identification
     number:  _______________________________

Dated:  ________________

                                      ----------------------------------
                                      Signature

                                      (Signature must conform in all respects
                                      to name of holder as specified on the
                                      face of this Right Certificate)
Signature Guaranteed:

                  Signatures must be guaranteed by a member or a participant in the Securities Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program.

                                  CERTIFICATE


          The undersigned hereby certifies by checking the appropriate boxes that:

          (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

          (2) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

          (3) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:  _____________

                                      ---------------------------------
                                      Signature

                                      (Signature must conform in all respects
                                      to name of holder as specified on the
                                      face of this Right Certificate)


                                    NOTICE

          The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

     Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored as described in Section 7(e) of the Rights Agreement.

                                                                  EXHIBIT C


                          [Form of Right Certificate]

Certificate No. R- _________                                      ____ Rights


              NOT EXERCISABLE AFTER THE EXPIRATION DATE. AT THE
               OPTION OF THE COMPANY, THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.01 PER RIGHT OR EXCHANGE FOR MCI
               GROUP STOCK, UNDER THE CIRCUMSTANCES AND ON THE
             TERMS SET FORTH IN THE RIGHTS AGREEMENT. [THE RIGHTS
              REPRESENTED BY THIS RIGHT CERTIFICATE WERE ISSUED
                TO A PERSON WHO WAS AN ACQUIRING PERSON OR AN
              AFFILIATE OR AN ASSOCIATE OF AN ACQUIRING PERSON.
              THIS RIGHT CERTIFICATE AND THE RIGHTS REPRESENTED
                HEREBY ARE VOID IN THE CIRCUMSTANCES SPECIFIED
                  IN SECTION 7(e) OF THE RIGHTS AGREEMENT.]*


                               Right Certificate


                                WORLDCOM, INC.


          This certifies that __________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement dated as of June 7, 2001 (the "Rights Agreement") between WorldCom, Inc., a Georgia corporation (the "Company"), and The Bank of New York (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m. Clinton, Mississippi time on the Expiration Date, as that term is defined in the Rights Agreement, at the stockholder services office (or such office designated for such purpose) of the Rights Agent, or its successor as Rights Agent, one one-thousandth of a fully paid, nonassessable share of the Series 5 Junior Participating Preferred Stock, par value $.01 per share ("Preferred Stock"), of the Company, at a purchase price equal to the difference between $160.00 and the Series 4 Purchase Price (as defined in the Rights Agreement) per one one-thousandth of a share (the "Purchase Price") upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of shares which may be purchased upon exercise of each Right) and the Purchase Price set forth above are the number and Purchase Price as of

--------------------
*  The portion of the legend in brackets shall be inserted only if applicable.

______________________ based on the shares of Preferred Stock of the Company as constituted at such date.

          The Purchase Price and the number of shares of Preferred Stock which may be purchased upon the exercise of each of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events as provided in the Rights Agreement.

          This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the Company and the above-mentioned office of the Rights Agent and are also available upon written request to the Company.

          This Right Certificate, with or without other Right Certificates, upon surrender at the stockholder services office (or such office designated for such purpose) of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Preferred Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive, upon surrender hereof, another Right Certificate or Right Certificates for the number of whole Rights not exercised.

          Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate may be redeemed by the Company at its option at a redemption price of $.01 per Right on or prior to the Stock Acquisition Date (as defined in the Rights Agreement). In addition, subject to the provisions of the Rights Agreement, each Right evidenced by this Certificate may be exchanged by the Company at its option for one share of the Company's MCI Group Common Stock, par value $.01 per share, following the Stock Acquisition Date and prior to the time an Acquiring Person, as that term is defined in the Rights Agreement, owns 50% or more of the Voting Power, as that term is defined in the Rights Agreement, of the Company.

          No fractional shares of Preferred Stock will be issued upon the exercise of any Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth of a share of Preferred Stock, which may, at the election of the Company, be evidenced by depositary receipts). In lieu of fractions of a share, a cash payment will be made, as provided in the Rights Agreement.

          No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Preferred Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

          This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of __________ ____, _____.


Attest:                               WORLDCOM, INC.

By:                                   By:
    --------------------------            ----------------------------
    Name:                                 Name:
    Title:                                Title:

Countersigned:

THE BANK OF NEW YORK

By:
    --------------------------
    Authorized signature

                  [Form of Reverse Side of Right Certificate]

                              FORM OF ASSIGNMENT

               (To be executed by the registered holder if such
              holder desires to transfer the Right Certificate.)


          FOR VALUE RECEIVED ___________________________________ hereby sells, assigns and transfers unto ___________________________________

                 (Please print name and address of transferee)

---------------------------------------------------------------------
this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ____________________ Attorney to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.


Dated:__________


                                      ----------------------------------
                                      Signature

                                      (Signature must conform in all respects
                                      to name of holder as specified on the
                                      face of this Right Certificate)

Signature Guaranteed:

          Signatures must be guaranteed by a member or a participant in the Securities Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program.

                                  CERTIFICATE

          The undersigned hereby certifies by checking the appropriate boxes that:

          (1) this Right Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

          (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.


Dated:  ______________


                                      ----------------------------------
                                      Signature

                                      (Signature must conform in all respects
                                      to name of holder as specified on the
                                      face of this Right Certificate)

                         FORM OF ELECTION TO PURCHASE

                     (To be executed if holder desires to
                       exercise the Right Certificate.)

To WorldCom, Inc.:

          The undersigned hereby irrevocably elects to exercise
_____________________ Rights represented by this Right Certificate to purchase the shares of Preferred Stock issuable upon the exercise of such Rights and requests that certificates for such shares be issued in the name of:

     Name:     ____________________________________________
     Address:  ____________________________________________
               ____________________________________________

     Social security
     or taxpayer identification
     number:  _______________________________

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:


     Name:     ____________________________________________
     Address:  ____________________________________________
               ____________________________________________

     Social security
     or taxpayer identification
     number:  _______________________________

Dated:  ________________

                                      ----------------------------------
                                      Signature

                                      (Signature must conform in all respects
                                      to name of holder as specified on the
                                      face of this Right Certificate)

Signature Guaranteed:

          Signatures must be guaranteed by a member or a participant in the Securities Transfer Agent Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchange Medallion Program.

                                  CERTIFICATE


          The undersigned hereby certifies by checking the appropriate boxes that:

          (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

          (2) this Rights Certificate [ ] is [ ] is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights Agreement);

          (3) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Right Certificate from any Person who is, was or became an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated:  _____________

                                      ---------------------------------
                                      Signature

                                      (Signature must conform in all respects
                                      to name of holder as specified on the
                                      face of this Right Certificate)


                                    NOTICE

          The signature in the foregoing Forms of Assignment and Election must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

          Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored as described in Section 7(e) of the Rights Agreement.